UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2016

Nexstar Broadcasting Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50478	23-3083125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700

Irving, Texas 75062

(Address of principal executive offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 27, 2016, Nexstar Escrow Corporation (the “Escrow Issuer”), a wholly owned subsidiary of Nexstar Broadcasting Group, Inc. (the “Company”), completed the issuance and sale of $900.0 million aggregate principal amount of 5.625% senior notes due 2024 (the “Notes”). The Notes were issued pursuant to an Indenture, dated July 27, 2016 (the “Indenture”), by and among the Escrow Issuer, as issuer, and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Escrow Issuer, which was created solely to issue the notes, has deposited the gross proceeds of the offering into a segregated escrow account until the date that certain escrow release conditions are satisfied. Prior to the consummation of the Merger (as defined herein), the Notes will be secured by a first-priority security interest in the escrow account and all deposits and investment property therein.

Among other things, the escrow release conditions include the consummation of the closing of the merger (the “Merger”) of the Company and Media General, Inc. (“Media General”) pursuant to an Agreement and Plan of Merger, dated as of January 27, 2016 (the “Merger Agreement”), and the assumption by Nexstar Broadcasting, Inc. (“NBI”) of all of the obligations of the Escrow Issuer under the Notes. Upon the release of the proceeds of the Notes from escrow (the “Escrow Release Date”), the Notes will be guaranteed by the Company, Mission Broadcasting, Inc. (“Mission”) and certain of NBI’s and Mission’s future restricted subsidiaries on a senior unsecured basis. If the Merger is not consummated on or prior to April 27, 2017, the Notes will be redeemed by a special mandatory redemption. The special mandatory redemption price will be equal to 100% of the initial issue price of the Notes, plus accrued and unpaid interest, if any, from the issue date of the Notes, up to, but not including, the date of such special mandatory redemption.

As used herein, the term “Issuer” refers to the Escrow Issuer prior to the Escrow Release Date and NBI after the Escrow Release Date.

The Notes were issued in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes were issued at par. The Escrow Issuer will use the net proceeds of the offering to finance a portion of the cash consideration of the Merger.

The Notes are the Issuer’s senior obligations, rank equal in right of payment with all of the Issuer’s existing and future senior indebtedness and rank senior in right of payment to all of the Issuer’s future subordinated indebtedness. The Notes and the guarantees are effectively junior to the Issuer’s secured indebtedness.

The Notes will mature on August 1, 2024. Interest on the Notes accrues at a rate of 5.625% per annum and is payable semiannually in arrears on February 1 and August 1 of each year, commencing on February 1, 2017. The Issuer is obligated to make each interest payment to the holders of record of the Notes on the immediately preceding February 1 and August 1.

The Issuer has the option to redeem all or a portion of the Notes at any time prior to August 1, 2019 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date plus a “make-whole” premium. At any time on or after August 1, 2019, the Issuer may redeem the Notes, in whole or in part, at the redemption prices set forth in the Indenture. At any time before August 1, 2019, the Issuer may also redeem up to 40% of the aggregate principal amount of the Notes at a redemption price of 105.625% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, with the proceeds of certain equity offerings. Additionally, within 90 days following the Escrow Release Date (as defined in the Indenture), the Issuer will be required to (a) redeem the Notes, (b) permanently reduce outstanding term loans or (c) redeem NBI’s existing 6.875% Senior Notes due 2020, in each case, in an aggregate principal amount equal to the principal amount of Media General’s 6.125% Senior Notes due 2022 that remain outstanding following any change of control offer related thereto at a redemption price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest, if any, to the redemption date.

Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each holder of the Notes may require the Issuer to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

The Indenture contains covenants that limit, among other things, the Issuer’s ability to (1) incur additional debt, (2) pay dividends or make other distributions or repurchases or redeem its’ capital stock, (3) make certain investments, (4) create liens, (5) merge or consolidate with another person or transfer or sell assets, (6) enter into restrictions affecting the ability of the Issuer’s restricted subsidiaries to make distributions, loans or advances to it or other restricted subsidiaries; prepay redeem or repurchase certain indebtedness and (7) engage in transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then-outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The related form of senior note is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

On July 27, 2016, Nexstar Broadcasting Group, Inc. issued a press release announcing the closing of the offering described herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On July 27, 2016, the Company issued a press release announcing the closing of the Notes offering. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of July 27, 2016, between Nexstar Escrow Corporation, as issuer, and Wells Fargo Bank, National Association, as trustee.

4.2	Form of Senior Note (included in Exhibit 4.1).

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2016	NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ THOMAS E. CARTER
Thomas E. Carter Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of July 27, 2016, between Nexstar Escrow Corporation, as issuer, and Wells Fargo Bank, National Association, as trustee.

4.2	Form of Senior Note (included in Exhibit 4.1).

99.1	Press Release.